UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23122

American Funds Emerging Markets Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Becky L. Park

American Funds Emerging Markets Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Emerging Markets Bond Fund® Semi-annual report for the six months ended June 30, 2023

Find compelling
opportunities in
emerging markets
bonds with a
flexible approach

American Funds Emerging Markets Bond Fund seeks to provide a high level of total return over the long term, of which current income is a large component.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com.

Here are the returns on a $1,000 investment for the period ended June 30, 2023:

		Average annual total returns
			Lifetime (since Class A inception on 4/22/16)
	Cumulative total return
	1 year	5 years

Class F-2 shares	14.51%	2.49%	2.96%
Class A shares (reflecting 3.75% maximum sales charge)	9.92	1.44	2.17

The total annual fund operating expense ratios are 0.68% for Class F-2 shares and 0.97% for Class A shares as of the prospectus dated March 1, 2023. The expense ratios are restated to reflect current fees. The net expense ratios are 0.67% for Class F-2 shares and 0.96% for Class A shares.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. Net expense ratios reflect the reimbursement, without which the results would have been lower. The reimbursement will be in effect through at least March 1, 2024. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. Refer to the fund’s most recent prospectus for details.

The fund’s 30-day yield as of June 30, 2023, was 7.31% (7.20% without the reimbursement) for F-2 shares and 6.67% (6.62% without the reimbursement) for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The Class A share value reflects the 3.75% maximum sales charge.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Investing outside the United States involves additional risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Fellow investors:

Results for American Funds Emerging Markets Bond Fund for the periods ended June 30, 2023, are shown in the table below, as well as results of the fund’s benchmark and peer group indexes.

For additional information about the fund, its investment results, holdings and portfolio managers, refer to capitalgroup.com/individual/investments/fund/ebnfx. You can also access information about Capital Group’s American Funds and read our insights about the markets, retirement, saving for college, investing fundamentals and more at capitalgroup.com.

Contents

2	Investment portfolio

16	Financial statements

20	Notes to financial statements

35	Financial highlights

Results at a glance

For periods ended June 30, 2023, with all distributions reinvested

			Average annual total returns
	Cumulative total returns				Lifetime (since Class A inception on 4/22/2016)
	6 months	1 year	3 years	5 years

American Funds Emerging Markets Bond Fund (Class F-2 shares)	7.30%	14.51%	0.28%	2.49%	2.96%
American Funds Emerging Markets Bond Fund (Class A shares)	7.13	14.24	0.00	2.21	2.72
J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified*	4.09	7.39	–3.10	0.55	1.46
J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified*	7.79	11.38	–1.42	0.29	1.00
Lipper Emerging Markets Hard Currency Debt Funds Average†	4.02	8.14	–1.84	0.65	1.63

Past results are not predictive of results in future periods.

*	The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified is a uniquely weighted emerging market debt benchmark that tracks total returns for U.S. dollar-denominated bonds issued by emerging market sovereign and quasi-sovereign entities. The J.P. Morgan Government Bond Index–Emerging Markets (GBI-EM) Global Diversified covers the universe of regularly traded, liquid fixed-rate, domestic currency emerging market government bonds to which international investors can gain exposure. The indexes are unmanaged, and their results include reinvested dividends and/or distributions but do not reflect the effect of account fees, expenses or U.S. federal income taxes. Investors cannot invest directly in an index. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: https://www.jpmm.com/research/disclosures.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Source: Refinitiv Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. For the number of funds included in the Lipper category for each fund’s lifetime, please refer to the Quarterly Statistical Update, available on our website.

American Funds Emerging Markets Bond Fund	1

Investment portfolio June 30, 2023	unaudited

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	3.15%
AAA/Aaa	.40
AA/Aa	6.11
A/A	13.10
BBB/Baa	33.35
Below investment grade	36.44
Unrated	.15
Short-term securities & other assets less liabilities	7.30
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 92.55%	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 72.18%
Abu Dhabi (Emirate of) 2.50% 9/30/2029[1]	USD	1,150	$1,034
Abu Dhabi (Emirate of) 3.125% 9/30/2049		2,700	1,983
Albania (Republic of) 5.90% 6/9/2028	EUR	4,140	4,429
Angola (Republic of) 9.50% 11/12/2025	USD	1,280	1,254
Angola (Republic of) 8.25% 5/9/2028		1,080	961
Angola (Republic of) 8.00% 11/26/2029[1]		4,100	3,485
Angola (Republic of) 8.00% 11/26/2029		1,910	1,623
Angola (Republic of) 8.75% 4/14/2032[1]		500	422
Argentine Republic 0.50% 7/9/2029	EUR	65	20
Argentine Republic 1.00% 7/9/2029	USD	1,290	421
Argentine Republic 0.50% 7/9/2030 (0.75% on 7/9/2023)[2]		55,647	18,617
Argentine Republic 1.50% 7/9/2035 (3.625% on 7/9/2023)[2]		11,460	3,447
Argentine Republic 0% 12/15/2035		600	6
Argentine Republic 1.50% 1/9/2038 (3.00% on 7/9/2023)[2]	EUR	978	312
Bahrain (Kingdom of) 6.125% 8/1/2023	USD	200	200
Brazil (Federative Republic of) 6.00% 8/15/2024[3]	BRL	10,913	2,248
Brazil (Federative Republic of) 10.00% 1/1/2025		19,812	4,091
Brazil (Federative Republic of) 0% 7/1/2025		36,153	6,202
Brazil (Federative Republic of) 0% 1/1/2026		35,100	5,743
Brazil (Federative Republic of) 6.00% 8/15/2026[3]		18,897	4,078
Brazil (Federative Republic of) 10.00% 1/1/2027		25,220	5,238
Brazil (Federative Republic of) 10.00% 1/1/2029		106,181	21,702
Brazil (Federative Republic of) 10.00% 1/1/2031		12,900	2,621
Brazil (Federative Republic of) 10.00% 1/1/2033		1,900	383
Brazil (Federative Republic of) 6.00% 10/20/2033	USD	400	396
Brazil (Federative Republic of) 6.00% 8/15/2050[3]	BRL	57,534	12,908
Bulgaria (Republic of) 4.50% 1/27/2033	EUR	1,310	1,419
Chile (Republic of) 5.00% 10/1/2028	CLP	705,000	861
Chile (Republic of) 1.90% 9/1/2030[3]		974,513	1,203

2	American Funds Emerging Markets Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Chile (Republic of) 4.70% 9/1/2030	CLP	1,740,000	$2,101
Chile (Republic of) 5.00% 3/1/2035		345,000	427
Chile (Republic of) 3.10% 5/7/2041	USD	2,150	1,619
Chile (Republic of) 4.34% 3/7/2042		1,810	1,611
Chile (Republic of) 4.00% 1/31/2052		200	164
China (People’s Republic of), Series INBK, 2.36% 7/2/2023	CNY	4,190	577
China (People’s Republic of), Series INBK, 2.26% 2/24/2025		4,190	577
China (People’s Republic of), Series INBK, 2.85% 6/4/2027		1,480	207
China (People’s Republic of), Series INBK, 2.80% 3/24/2029		25,260	3,519
China (People’s Republic of), Series INBK, 2.68% 5/21/2030		31,980	4,399
China (People’s Republic of), Series INBK, 2.69% 8/15/2032		7,450	1,022
China (People’s Republic of), Series 1910, 3.86% 7/22/2049		15,670	2,452
China (People’s Republic of), Series INBK, 3.39% 3/16/2050		23,270	3,372
China (People’s Republic of), Series INBK, 3.32% 4/15/2052		2,070	298
China Development Bank Corp., Series 2009, 3.39% 7/10/2027		6,590	933
China Development Bank Corp., Series 1905, 3.48% 1/8/2029		27,450	3,923
Colombia (Republic of) 4.50% 3/15/2029	USD	241	212
Colombia (Republic of) 7.00% 3/26/2031	COP	5,102,400	1,032
Colombia (Republic of) 3.125% 4/15/2031	USD	1,589	1,202
Colombia (Republic of) 3.25% 4/22/2032		1,053	782
Colombia (Republic of) 8.00% 4/20/2033		2,560	2,604
Colombia (Republic of) 7.50% 2/2/2034		1,720	1,686
Colombia (Republic of) 7.375% 9/18/2037		610	581
Colombia (Republic of) 5.625% 2/26/2044		261	195
Colombia (Republic of) 5.00% 6/15/2045		785	548
Colombia (Republic of) 5.20% 5/15/2049		200	138
Colombia (Republic of) 4.125% 5/15/2051		4,850	2,915
Colombia (Republic of), Series B, 5.75% 11/3/2027	COP	24,709,900	5,103
Colombia (Republic of), Series UVR, 2.25% 4/18/2029[3]		15,736	1,180
Colombia (Republic of), Series B, 7.75% 9/18/2030		3,908,200	834
Colombia (Republic of), Series B, 7.00% 3/26/2031		63,408,200	12,826
Colombia (Republic of), Series B, 7.25% 10/18/2034		8,423,500	1,631
Colombia (Republic of), Series B, 9.25% 5/28/2042		33,011,900	7,089
Colombia (Republic of), Series B, 7.25% 10/26/2050		6,092,300	1,038
Cote d’Ivoire (Republic of) 5.25% 3/22/2030	EUR	1,380	1,277
Cote d’Ivoire (Republic of) 5.875% 10/17/2031		1,745	1,599
Cote d’Ivoire (Republic of) 4.875% 1/30/2032		970	827
Cote d’Ivoire (Republic of) 6.875% 10/17/2040		4,000	3,324
Czech Republic 0.45% 10/25/2023	CZK	23,620	1,065
Czech Republic 1.25% 2/14/2025		19,700	848
Czech Republic 2.40% 9/17/2025		77,190	3,336
Czech Republic 1.00% 6/26/2026		9,070	371
Czech Republic 0.25% 2/10/2027		45,160	1,767
Czech Republic 2.50% 8/25/2028		19,360	806
Czech Republic 1.20% 3/13/2031		19,990	731
Czech Republic 1.95% 7/30/2037		249,240	8,632
Czech Republic 1.50% 4/24/2040		12,020	362
Development Bank of Kazakhstan JSC 10.75% 2/12/2025	KZT	85,750	169
Development Bank of Kazakhstan JSC 10.95% 5/6/2026		1,313,500	2,549
Development Bank of Kazakhstan JSC 10.95% 5/6/2026		218,500	424
Development Bank of Mongolia, LLC 7.25% 10/23/2023	USD	500	498
Dominican Republic 5.95% 1/25/2027[1]		2,300	2,260
Dominican Republic 5.95% 1/25/2027		1,700	1,670
Dominican Republic 5.50% 2/22/2029[1]		1,420	1,332
Dominican Republic 5.50% 2/22/2029		500	469
Dominican Republic 4.50% 1/30/2030[1]		4,988	4,384
Dominican Republic 7.05% 2/3/2031[1]		665	664
Dominican Republic 13.625% 2/3/2033	DOP	49,250	1,110
Dominican Republic 6.00% 2/22/2033[1]	USD	805	744
Dominican Republic 5.30% 1/21/2041[1]		887	697
Dominican Republic 7.45% 4/30/2044		1,060	1,041
Dominican Republic 6.85% 1/27/2045		800	728
Dominican Republic 6.40% 6/5/2049		580	496
Dominican Republic 5.875% 1/30/2060		6,040	4,696
Dominican Republic 5.875% 1/30/2060[1]		2,170	1,687
Egypt (Arab Republic of) 4.75% 4/16/2026	EUR	2,566	1,978
Egypt (Arab Republic of) 4.75% 4/16/2026		1,550	1,195

American Funds Emerging Markets Bond Fund	3

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Egypt (Arab Republic of) 6.588% 2/21/2028	USD	3,690	$2,433
Egypt (Arab Republic of) 6.588% 2/21/2028[1]		2,528	1,667
Egypt (Arab Republic of) 5.625% 4/16/2030	EUR	3,078	1,872
Egypt (Arab Republic of) 5.625% 4/16/2030		1,719	1,045
Egypt (Arab Republic of) 7.053% 1/15/2032	USD	1,031	587
Egypt (Arab Republic of) 7.625% 5/29/2032		1,400	817
Egypt (Arab Republic of) 7.625% 5/29/2032[1]		575	336
Egypt (Arab Republic of) 8.875% 5/29/2050		660	358
Egypt (Arab Republic of) 8.75% 9/30/2051		880	477
Egypt (Arab Republic of) 8.15% 11/20/2059[1]		1,300	677
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024		5,675	3,936
European Bank for Reconstruction & Development 5.15% 2/16/2024	INR	66,300	799
Export-Import Bank of India 3.25% 1/15/2030	USD	250	221
Export-Import Bank of India 5.50% 1/18/2033		1,000	997
Export-Import Bank of Korea 4.25% 9/15/2027		805	786
Gabonese Republic 6.95% 6/16/2025		1,048	988
Gabonese Republic 6.625% 2/6/2031[1]		400	319
Gabonese Republic 7.00% 11/24/2031		1,710	1,362
Gabonese Republic 7.00% 11/24/2031[1]		1,170	932
Gaci First Investment Co. 5.00% 10/13/2027		500	498
Georgia (Republic of) 2.75% 4/22/2026[1]		1,975	1,778
Ghana (Republic of) 7.75% 4/7/2029[1,4]		1,900	818
Ghana (Republic of) 7.625% 5/16/2029[4]		490	211
Guatemala (Republic of) 6.125% 6/1/2050[1]		1,060	976
Honduras (Republic of) 6.25% 1/19/2027		6,610	6,034
Honduras (Republic of) 6.25% 1/19/2027[1]		263	240
Honduras (Republic of) 5.625% 6/24/2030		3,806	3,088
Honduras (Republic of) 5.625% 6/24/2030[1]		2,285	1,854
Hungary (Republic of) 5.00% 2/22/2027	EUR	1,925	2,117
Hungary (Republic of) 6.125% 5/22/2028[1]	USD	3,130	3,182
Hungary (Republic of) 2.00% 5/23/2029	HUF	170,250	379
Hungary (Republic of) 2.125% 9/22/2031	USD	810	628
Hungary (Republic of) 6.25% 9/22/2032[1]		1,000	1,027
Hungary (Republic of), Series C, 1.50% 8/23/2023	HUF	364,960	1,055
Hungary (Republic of), Series B, 3.00% 6/26/2024		872,930	2,378
Hungary (Republic of), Series B, 5.50% 6/24/2025		788,900	2,142
Hungary (Republic of), Series A, 6.75% 10/22/2028		854,520	2,406
Hungary (Republic of), Series A, 3.25% 10/22/2031		789,430	1,795
Hungary (Republic of), Series 32-A, 4.75% 11/24/2032		538,600	1,341
Hungary (Republic of), Series 41-A, 3.00% 4/25/2041		917,790	1,682
Indonesia (Republic of) 4.65% 9/20/2032	USD	2,040	2,002
Indonesia (Republic of) 6.625% 2/17/2037		300	343
Indonesia (Republic of) 5.25% 1/17/2042		600	600
Indonesia (Republic of) 7.125% 6/15/2042	IDR	7,000,000	489
Indonesia (Republic of), Series 81, 6.50% 6/15/2025		8,200,000	554
Indonesia (Republic of), Series 59, 7.00% 5/15/2027		40,885,000	2,826
Indonesia (Republic of), Series 64, 6.125% 5/15/2028		80,891,000	5,425
Indonesia (Republic of), Series 95, 6.375% 8/15/2028		29,230,000	1,990
Indonesia (Republic of), Series 71, 9.00% 3/15/2029		49,743,000	3,794
Indonesia (Republic of), Series 78, 8.25% 5/15/2029		61,218,000	4,506
Indonesia (Republic of), Series 82, 7.00% 9/15/2030		80,205,000	5,570
Indonesia (Republic of), Series 87, 6.50% 2/15/2031		52,965,000	3,565
Indonesia (Republic of), Series 73, 8.75% 5/15/2031		28,473,000	2,183
Indonesia (Republic of), Series 91, 6.375% 4/15/2032		144,851,000	9,710
Indonesia (Republic of), Series 74, 7.50% 8/15/2032		50,000,000	3,606
Indonesia (Republic of), Series 96, 7.00% 2/15/2033		58,022,000	4,075
Indonesia (Republic of), Series 65, 6.625% 5/15/2033		12,400,000	842
Indonesia (Republic of), Series 80, 7.50% 6/15/2035		33,080,000	2,393
Indonesia (Republic of), Series 72, 8.25% 5/15/2036		27,966,000	2,148
Indonesia Asahan Aluminium (Persero) PT 4.75% 5/15/2025	USD	2,000	1,949
Indonesia Asahan Aluminium (Persero) PT 6.53% 11/15/2028		264	272
Indonesia Asahan Aluminium (Persero) PT 5.80% 5/15/2050		300	265
International Bank for Reconstruction and Development 6.85% 4/24/2028	INR	130,000	1,584
International Finance Corp. 6.30% 11/25/2024		119,470	1,443
Israel (State of) 2.875% 3/16/2026	USD	373	354
Israel (State of) 2.75% 7/3/2030		4,319	3,821
Israel (State of) 4.50% 1/17/2033		3,215	3,169

4	American Funds Emerging Markets Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Kazakhstan (Republic of) 6.50% 7/21/2045	USD	800	$847
Kenya (Republic of) 6.875% 6/24/2024		775	739
Kenya (Republic of) 7.25% 2/28/2028[1]		1,725	1,501
Kenya (Republic of) 6.30% 1/23/2034[1]		1,830	1,387
Malaysia (Federation of), Series 0319, 3.478% 6/14/2024	MYR	2,599	558
Malaysia (Federation of), Series 0217, 4.059% 9/30/2024		480	104
Malaysia (Federation of), Series 0115, 3.955% 9/15/2025		5	1
Malaysia (Federation of), Series 0120, 3.422% 9/30/2027		3,852	819
Malaysia (Federation of), Series 0417, 3.899% 11/16/2027		1,300	281
Malaysia (Federation of), Series 0513, 3.733% 6/15/2028		1,870	402
Malaysia (Federation of), Series 0219, 3.885% 8/15/2029		15,810	3,405
Malaysia (Federation of), Series 0220, 2.632% 4/15/2031		3,367	662
Malaysia (Federation of), Series 0122, 3.582% 7/15/2032		2,100	441
Malaysia (Federation of), Series 0419, 3.828% 7/5/2034		35,030	7,377
Malaysia (Federation of), Series 0415, 4.254% 5/31/2035		19,350	4,212
Malaysia (Federation of), Series 0615, 4.786% 10/31/2035		5,925	1,365
Malaysia (Federation of), Series 0317, 4.762% 4/7/2037		2,126	486
Malaysia (Federation of), Series 0418, 4.893% 6/8/2038		33,166	7,797
Malaysia (Federation of), Series 0221, 4.417% 9/30/2041		699	154
Malaysia (Federation of), Series 0120, 4.065% 6/15/2050		1,094	229
MFB Magyar Fejlesztesi Bank Zartkoruen Mukodo Reszvenytarsasag 6.50% 6/29/2028	USD	3,200	3,174
Mic Capital Management (Rsc) Seven, Ltd. 5.084% 5/22/2053[1]		435	434
Mongolia (State of) 8.75% 3/9/2024		551	555
Mongolia (State of) 5.125% 4/7/2026		300	280
Mongolia (State of) 3.50% 7/7/2027		200	167
Mongolia (State of) 8.65% 1/19/2028[1]		1,492	1,505
Morocco (Kingdom of) 1.375% 3/30/2026	EUR	433	432
Morocco (Kingdom of) 5.95% 3/8/2028[1]	USD	1,225	1,238
Mozambique (Republic of) 5.00% 9/15/2031 (9.00% on 9/15/2023)[2]		4,590	3,499
Namibia (Republic of) 5.25% 10/29/2025		2,000	1,904
Nigeria (Republic of) 8.375% 3/24/2029[1]		1,020	921
Nigeria (Republic of) 8.25% 9/28/2051		475	356
Oman (Sultanate of) 5.375% 3/8/2027		421	414
Oman (Sultanate of) 5.625% 1/17/2028		1,000	991
Oman (Sultanate of) 6.00% 8/1/2029		2,000	2,005
Oman (Sultanate of) 4.875% 6/15/2030[1]		800	802
Oman (Sultanate of) 6.25% 1/25/2031[1]		4,768	4,847
Oman (Sultanate of) 6.75% 1/17/2048		7,500	7,224
Oman (Sultanate of) 7.00% 1/25/2051		2,635	2,615
Pakistan (Islamic Republic of) 8.25% 9/30/2025		850	463
Panama (Republic of) 7.125% 1/29/2026		710	742
Panama (Republic of) 3.16% 1/23/2030		3,330	2,924
Panama (Republic of) 6.40% 2/14/2035		2,560	2,676
Panama (Republic of) 4.50% 5/15/2047		1,350	1,077
Panama (Republic of) 4.50% 4/16/2050		700	544
Panama (Republic of) 4.30% 4/29/2053		820	612
Panama (Republic of) 6.853% 3/28/2054		1,200	1,251
Panama (Republic of) 4.50% 4/1/2056		673	507
Panama (Republic of) 3.87% 7/23/2060		410	273
Panama (Republic of) 4.50% 1/19/2063		1,970	1,446
Paraguay (Republic of) 5.00% 4/15/2026		200	199
Paraguay (Republic of) 4.95% 4/28/2031		430	414
Paraguay (Republic of) 5.60% 3/13/2048[1]		2,432	2,139
Peru (Republic of) 4.125% 8/25/2027		1,056	1,028
Peru (Republic of) 5.94% 2/12/2029	PEN	2,984	807
Peru (Republic of) 6.95% 8/12/2031		3,045	856
Peru (Republic of) 6.15% 8/12/2032		6,752	1,779
Peru (Republic of) 3.00% 1/15/2034	USD	840	700
Peru (Republic of) 5.40% 8/12/2034	PEN	15,139	3,687
Peru (Republic of) 5.40% 8/12/2034		12,001	2,923
Peru (Republic of) 6.85% 2/12/2042		1,082	292
Peru (Republic of) 3.55% 3/10/2051	USD	1,100	828
Peru (Republic of) 2.78% 12/1/2060		1,615	992
PETRONAS Capital, Ltd. 3.50% 4/21/2030[1]		1,000	924
PETRONAS Capital, Ltd. 3.50% 4/21/2030		300	277
Philippines (Republic of) 2.95% 5/5/2045		1,487	1,062
Poland (Republic of) 4.875% 10/4/2033		3,770	3,708

American Funds Emerging Markets Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Poland (Republic of), Series 5Y, 3.75% 5/25/2027	PLN	36,170	$8,314
Poland (Republic of), Series 0727, 2.50% 7/25/2027		6,250	1,365
Poland (Republic of), Series 1029, 2.75% 10/25/2029		1,781	374
Poland (Republic of), Series 0432, 1.75% 4/25/2032		2,084	374
Qatar (State of) 4.00% 3/14/2029	USD	2,330	2,282
Qatar (State of) 3.75% 4/16/2030[1]		1,000	964
Qatar (State of) 4.40% 4/16/2050[1]		2,300	2,097
Republika Srpska 4.75% 4/27/2026	EUR	959	972
Romania 3.65% 7/28/2025	RON	6,200	1,299
Romania 2.50% 10/25/2027		900	168
Romania 1.75% 7/13/2030	EUR	3,000	2,503
Romania 2.124% 7/16/2031		1,000	830
Romania 2.00% 4/14/2033		1,760	1,360
Romania 4.75% 10/11/2034	RON	2,920	542
Romania 7.625% 1/17/2053[1]	USD	200	220
Russian Federation 7.00% 1/25/2023[4,5]	RUB	49,732	—	[6]
Russian Federation 8.15% 2/3/2027[4]		415,049	2,312
Russian Federation 7.70% 3/23/2033[4]		58,371	218
Russian Federation 7.25% 5/10/2034[4]		184,200	689
Russian Federation 5.10% 3/28/2035[4]	USD	5,800	2,436
Russian Federation 6.10% 7/18/2035[4]	RUB	425,804	1,594
Russian Federation 5.25% 6/23/2047[4,5]	USD	5,400	324
Saudi Arabia (Kingdom of) 4.75% 1/18/2028[1]		2,600	2,581
Saudi Arabia (Kingdom of) 4.875% 7/18/2033[1]		3,178	3,179
Saudi Arabia (Kingdom of) 4.625% 10/4/2047		2,400	2,140
Saudi Arabia (Kingdom of) 5.00% 1/18/2053[1]		5,255	4,875
Saudi Arabia (Kingdom of) 3.45% 2/2/2061		1,600	1,128
Senegal (Republic of) 4.75% 3/13/2028	EUR	2,960	2,790
Senegal (Republic of) 4.75% 3/13/2028		1,140	1,074
Senegal (Republic of) 5.375% 6/8/2037		1,000	732
Senegal (Republic of) 6.75% 3/13/2048	USD	4,425	3,182
Serbia (Republic of) 6.50% 9/26/2033[1]		5,617	5,522
Serbia (Republic of) 6.50% 9/26/2033		300	295
Sharjah (Emirate of) 6.50% 11/23/2032[1]		6,490	6,711
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR	253,395	11,898
South Africa (Republic of), Series R-213, 7.00% 2/28/2031		52,800	2,247
South Africa (Republic of), Series R-2032, 8.25% 3/31/2032		57,044	2,548
South Africa (Republic of), Series R-2035, 8.875% 2/28/2035		301,090	13,115
South Africa (Republic of), Series R-2037, 8.50% 1/31/2037		73,130	2,972
South Africa (Republic of), Series R-2040, 9.00% 1/31/2040		18,872	772
South Africa (Republic of), Series R-214, 6.50% 2/28/2041		258,700	8,147
South Africa (Republic of), Series R-2048, 8.75% 2/28/2048		174,982	6,749
South Korea (Republic of), Series 2709, 3.125% 9/10/2027	KRW	13,650,800	10,140
South Korea (Republic of), Series 3212, 4.25% 12/10/2032		7,363,100	5,831
South Korea (Republic of), Series 4209, 3.25% 9/10/2042		1,300,000	925
Sri Lanka (Democratic Socialist Republic of) 5.75% 4/18/2023[4]	USD	1,282	585
Sri Lanka (Democratic Socialist Republic of) 6.125% 6/3/2025[4]		315	150
Sri Lanka (Democratic Socialist Republic of) 6.85% 11/3/2025[4]		1,395	665
Sri Lanka (Democratic Socialist Republic of) 6.825% 7/18/2026[1,4]		1,350	640
Sri Lanka (Democratic Socialist Republic of) 6.20% 5/11/2027[1,4]		2,500	1,151
Sri Lanka (Democratic Socialist Republic of) 6.20% 5/11/2027[4]		300	138
Sri Lanka (Democratic Socialist Republic of) 6.75% 4/18/2028[4]		250	115
Sri Lanka (Democratic Socialist Republic of) 7.55% 3/28/2030[4]		750	345
Thailand (Kingdom of) 3.85% 12/12/2025	THB	124,390	3,662
Thailand (Kingdom of) 1.00% 6/17/2027		24,371	657
Thailand (Kingdom of) 2.875% 12/17/2028		64,850	1,883
Thailand (Kingdom of) 2.00% 12/17/2031		63,400	1,736
Thailand (Kingdom of) 1.60% 6/17/2035		21,835	549
Thailand (Kingdom of) 3.39% 6/17/2037		148,774	4,472
Thailand (Kingdom of) 3.30% 6/17/2038		31,492	937
Thailand (Kingdom of) 2.00% 6/17/2042		54,600	1,324
Thailand (Kingdom of) 2.875% 6/17/2046		13,000	349
Tunisia (Republic of) 6.75% 10/31/2023	EUR	2,725	2,770
Tunisia (Republic of) 5.625% 2/17/2024		10,768	9,763
Tunisia (Republic of) 5.75% 1/30/2025	USD	465	311
Tunisia (Republic of) 6.375% 7/15/2026	EUR	1,300	828
Tunisia (Republic of) 6.375% 7/15/2026		550	350

6	American Funds Emerging Markets Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Turkey (Republic of) 6.375% 10/14/2025	USD	1,035	$990
Turkey (Republic of) 4.25% 4/14/2026		1,270	1,138
Turkey (Republic of) 4.875% 10/9/2026		2,000	1,789
Turkey (Republic of) 9.875% 1/15/2028		1,000	1,021
Turkey (Republic of) 6.50% 9/20/2033		900	767
Turkey (Republic of) 6.00% 1/14/2041		400	296
Ukraine 10.00% 8/23/2023[5]	UAH	31,600	540
Ukraine 10.95% 11/1/2023		19,320	325
Ukraine 11.67% 11/22/2023[5]		5,804	99
Ukraine 9.99% 5/22/2024		24,136	406
Ukraine 7.75% 9/1/2024[4]	USD	1,600	416
Ukraine 15.84% 2/26/2025	UAH	36,937	673
Ukraine 8.994% 2/1/2026[4]	USD	5,523	1,401
Ukraine 7.75% 9/1/2027[4]		1,200	292
Ukraine 6.75% 6/20/2028	EUR	2,072	489
Ukraine 6.876% 5/21/2031[1,4]	USD	1,800	416
Ukraine 4.375% 1/27/2032[4]	EUR	700	168
Ukraine 7.253% 3/15/2035[4]	USD	2,012	473
Ukraine 7.253% 3/15/2035[1,4]		1,700	400
United Mexican States 0% 10/3/2024	MXN	4,200	216
United Mexican States 4.50% 12/4/2025[3]		135,404	7,710
United Mexican States 8.30% 8/15/2031	USD	1,800	2,144
United Mexican States 2.75% 11/27/2031[3]	MXN	24,079	1,253
United Mexican States 4.875% 5/19/2033	USD	1,075	1,028
United Mexican States 6.35% 2/9/2035		640	674
United Mexican States 4.50% 1/31/2050		417	341
United Mexican States 6.338% 5/4/2053		1,992	2,034
United Mexican States 3.771% 5/24/2061		720	491
United Mexican States 3.75% 4/19/2071		880	589
United Mexican States 5.75% 10/12/2110		1,684	1,507
United Mexican States, Series M, 7.50% 6/3/2027	MXN	104,505	5,812
United Mexican States, Series M20, 8.50% 5/31/2029		247,810	14,348
United Mexican States, Series M, 7.75% 5/29/2031		135,661	7,501
United Mexican States, Series M, 7.50% 5/26/2033		56,200	3,025
United Mexican States, Series M, 7.75% 11/23/2034		26,370	1,439
United Mexican States, Series M30, 10.00% 11/20/2036		23,500	1,519
United Mexican States, Series M, 7.75% 11/13/2042		2,090	110
United Mexican States, Series M, 8.00% 11/7/2047		28,513	1,523
United Mexican States, Series M, 8.00% 7/31/2053		138,000	7,317
Uruguay (Oriental Republic of) 4.375% 12/15/2028[3]	UYU	53	1
Uruguay (Oriental Republic of) 3.875% 7/2/2040[3]		33,226	942
Venezuela (Bolivarian Republic of) 7.00% 12/1/2018[4]	USD	155	9
Venezuela (Bolivarian Republic of) 7.75% 10/13/2019[4]		3,393	204
Venezuela (Bolivarian Republic of) 6.00% 12/9/2020[4]		2,293	143
Venezuela (Bolivarian Republic of) 12.75% 8/23/2022[4]		210	19
Venezuela (Bolivarian Republic of) 8.25% 10/13/2024[4]		1,546	143
Venezuela (Bolivarian Republic of) 7.65% 4/21/2025[4]		450	39
Venezuela (Bolivarian Republic of) 11.75% 10/21/2026[4]		155	14
Venezuela (Bolivarian Republic of) 9.25% 9/15/2027[4]		2,100	189
Venezuela (Bolivarian Republic of) 9.25% 5/7/2028[4]		769	69
Venezuela (Bolivarian Republic of) 11.95% 8/5/2031[4]		267	25
Venezuela (Bolivarian Republic of) 9.00% 5/7/2033[4]		3,335	300
Venezuela (Bolivarian Republic of) 7.00% 3/31/2038[4]		377	33
			695,796

Corporate bonds, notes & loans 17.22%
Energy 4.58%
AI Candelaria (Spain), SLU 5.75% 6/15/2033[1]		2,250	1,670
AI Candelaria (Spain), SLU 5.75% 6/15/2033		250	185
Cosan Luxembourg SA 7.50% 6/27/2030[1]		1,200	1,189
Ecopetrol SA 8.625% 1/19/2029		200	201
Ecopetrol SA 8.875% 1/13/2033		1,730	1,715
Ecopetrol SA 5.875% 5/28/2045		457	313
GeoPark, Ltd. 5.50% 1/17/2027		500	406
Guara Norte SARL 5.198% 6/15/2034[1]		2,483	2,177
MV24 Capital BV 6.748% 6/1/2034[1]		1,447	1,307
MV24 Capital BV 6.748% 6/1/2034		925	835

American Funds Emerging Markets Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Oleoducto Central SA 4.00% 7/14/2027[1]	USD	2,495	$2,188
Petroleos Mexicanos 7.19% 9/12/2024	MXN	46,570	2,524
Petroleos Mexicanos 7.19% 9/12/2024		26,639	1,444
Petroleos Mexicanos 6.875% 10/16/2025	USD	730	702
Petroleos Mexicanos 6.875% 8/4/2026		2,489	2,327
Petroleos Mexicanos 7.47% 11/12/2026	MXN	71,690	3,598
Petroleos Mexicanos 6.70% 2/16/2032	USD	2,141	1,630
Petroleos Mexicanos 6.75% 9/21/2047		4,550	2,861
Petroleos Mexicanos 7.69% 1/23/2050		6,750	4,581
Petroleos Mexicanos 6.95% 1/28/2060		4,265	2,663
Petroleos Mexicanos 6.625% 6/15/2035		2,182	1,523
Petron Corp. 4.60% perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 4.769% on 7/19/2023)[2]		200	199
Petrorio Luxembourg SARL 6.125% 6/9/2026[1]		500	481
PTTEP Treasury Center Co., Ltd. 2.587% 6/10/2027[1]		278	253
PTTEP Treasury Center Co., Ltd. 2.587% 6/10/2027		200	182
PTTEP Treasury Center Co., Ltd. 2.993% 1/15/2030		228	204
Qatar Energy 3.125% 7/12/2041		3,314	2,543
Qatar Energy 3.125% 7/12/2041[1]		2,995	2,298
Qatar Energy 3.30% 7/12/2051[1]		2,710	1,995
			44,194

Financials 3.53%
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Mid-Swap + 1.10% on 9/9/2028)[2]	EUR	2,000	1,731
Banco de Credito del Peru SA 3.25% 9/30/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.45% on 9/30/2026)[1,2]	USD	2,955	2,604
Bangkok Bank Public Co., Ltd. 4.45% 9/19/2028[1]		900	871
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[2]		2,956	2,509
BBVA Bancomer, SA 8.45% 6/29/2038 (5-year UST Yield Curve Rate T Note Constant Maturity + 4.661% on 6/29/2033)[1,2]		2,000	2,004
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 8/12/2031		272	211
CMB International Leasing Management, Ltd. 3.625% 7/3/2029		300	263
FORESEA Holding SA 7.50% 6/15/2030		639	571
HDFC Bank, Ltd. 8.10% 3/22/2025	INR	60,000	727
HSBC Holdings PLC 7.39% 11/03/2028 (USD-SOFR + 7.39% on 11/3/2027)[2]	USD	2,000	2,113
HSBC Holdings PLC 6.161% 3/9/2029 (USD-SOFR + 1.97% on 3/9/2028)[2]		300	303
HSBC Holdings PLC 8.113% 11/3/2033 (USD-SOFR + 4.25% on 11/3/2032)[2]		1,900	2,110
HSBC Holdings PLC 6.254% 3/9/2034 (USD-SOFR + 2.39% on 3/9/2033)[2]		500	513
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[2]		550	571
Huarong Finance 2017 Co., Ltd. 4.75% 4/27/2027		800	693
Huarong Finance 2019 Co., Ltd. 3.75% 5/29/2024		200	192
Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 6.625% 2/24/2025[7]		204	192
Huarong Finance 2019 Co., Ltd. 3.875% 11/13/2029		858	663
Huarong Finance II Co., Ltd. 5.50% 1/16/2025		500	476
Huarong Finance II Co., Ltd. 5.00% 11/19/2025		200	185
Huarong Finance II Co., Ltd. 4.625% 6/3/2026		430	383
Huarong Finance II Co., Ltd. 4.875% 11/22/2026		200	177
Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[2]		5,400	4,772
Korea Exchange Bank 3.25% 3/30/2027[1]		870	815
NongHyup Bank 4.875% 7/3/2028[1]		3,560	3,515
Power Finance Corp., Ltd. 3.90% 9/16/2029		500	446
PT Bank Negara Indonesia (Persero) Tbk 4.30% 12/31/2079 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.466% on 3/24/2027)[2]		2,500	2,072
Standard Chartered PLC 6.296% 7/6/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.58% on 7/6/2033)[1,2]		471	472
Vigorous Champion International, Ltd. 4.25% 5/28/2029		950	845
Xiaomi Best Time International, Ltd. 2.875% 7/14/2031[1]		415	314
Xiaomi Best Time International, Ltd. 4.10% 7/14/2051[1]		1,120	664
			33,977

Utilities 2.55%
AES Panama Generation Holdings SRL 4.375% 5/31/2030[1]		3,266	2,792
AES Panama Generation Holdings SRL 4.375% 5/31/2030		198	169
Alfa Desarrollo SpA 4.55% 9/27/2051[1]		1,114	819
Azure Power Energy, Ltd. 3.575% 8/19/2026[1]		179	135

8	American Funds Emerging Markets Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Empresas Publicas de Medellin ESP 8.375% 11/8/2027	COP	10,000,000	$1,928
Empresas Publicas de Medellin ESP 8.375% 11/8/2027		3,744,000	722
Empresas Publicas de Medellin ESP 4.25% 7/18/2029[1]	USD	1,602	1,262
Empresas Publicas de Medellin ESP 4.375% 2/15/2031[1]		960	720
Enel Américas SA 4.00% 10/25/2026		215	208
Enel Chile SA 4.875% 6/12/2028		1,701	1,637
Enfragen Energia Sur SA 5.375% 12/30/2030		3,609	2,349
ENN Clean Energy International Investment, Ltd. 3.375% 5/12/2026[1]		1,510	1,399
ENN Energy Holdings, Ltd. 2.625% 9/17/2030[1]		1,260	1,055
Instituto Costarricense de Electricidad 6.75% 10/7/2031		1,795	1,773
Investment Energy Resources, Ltd. 6.25% 4/26/2029[1]		1,375	1,275
Korea Electric Power Corp. 4.00% 6/14/2027[1]		200	193
Light Servicos de Eletricidade SA 4.375% 6/18/2026[1,4]		1,500	604
Light Servicos de Eletricidade SA 4.375% 6/18/2026[4]		700	282
Minejesa Capital BV 4.625% 8/10/2030		1,350	1,215
MVM Energetika Zartkoruen Mukodo Reszvenytarsasag 7.50% 6/9/2028		3,820	3,813
ReNew Power Private, Ltd. 5.875% 3/5/2027[1]		200	187
			24,537

Materials 2.15%
Alpek, SAB de CV 3.25% 2/25/2031[1]		2,175	1,759
Aris Mining Corp. 6.875% 8/9/2026[1]		1,760	1,295
Bluestar Finance Holdings, Ltd. 3.10% junior subordinated perpetual bonds (3-year UST Yield Curve Rate T Note Constant Maturity + 5.634% on 7/12/2024)[2]		569	552
Braskem Idesa SAPI 7.45% 11/15/2029[1]		381	256
Braskem Idesa SAPI 6.99% 2/20/2032[1]		4,230	2,744
Braskem Idesa SAPI 6.99% 2/20/2032		800	519
Braskem Netherlands Finance BV 4.50% 1/10/2028		1,000	919
Braskem Netherlands Finance BV 7.25% 2/13/2033[1]		1,250	1,229
CAP SA 3.90% 4/27/2031		200	146
CEMEX, SAB de CV 9.125% senior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 4.907% on 6/14/2028)[1,2]		2,000	2,028
CSN Inova Ventures 6.75% 1/28/2028		300	279
CSN Resources SA 7.625% 4/17/2026		400	397
CSN Resources SA 5.875% 4/8/2032[1]		1,610	1,298
Fresnillo PLC 4.25% 10/2/2050[1]		2,160	1,621
GC Treasury Center Co., Ltd. 2.98% 3/18/2031[1]		375	310
GC Treasury Center Co., Ltd. 4.40% 3/30/2032[1]		300	271
Industrias Peñoles, SAB de CV 4.75% 8/6/2050[1]		455	363
POSCO 5.75% 1/17/2028[1]		200	203
Sasol Financing USA, LLC 4.375% 9/18/2026		2,410	2,136
Sasol Financing USA, LLC 8.75% 5/3/2029[1]		2,500	2,438
			20,763

Communication services 1.11%
América Móvil, SAB de CV 9.50% 1/27/2031	MXN	140,060	8,107
Axiata SPV5 (Labuan), Ltd. 3.064% 8/19/2050	USD	1,053	736
PLDT, Inc. 2.50% 1/23/2031		200	165
Tencent Holdings, Ltd. 2.39% 6/3/2030		500	416
Tencent Holdings, Ltd. 3.68% 4/22/2041		400	310
Tencent Holdings, Ltd. 3.24% 6/3/2050[1]		900	591
Tencent Holdings, Ltd. 3.24% 6/3/2050		400	263
Tencent Holdings, Ltd. 3.84% 4/22/2051		200	147
			10,735

Industrials 1.07%
BOC Aviation, Ltd. 3.00% 9/11/2029		600	528
BOC Aviation, Ltd. 2.625% 9/17/2030		200	171
Hidrovias International Finance SARL 4.95% 2/8/2031[1]		2,610	2,092
Lima Metro Line 2 Finance, Ltd. 5.875% 7/5/2034[1]		505	491
Lima Metro Line 2 Finance, Ltd. 4.35% 4/5/2036[1]		901	797
Mexico City Airport Trust 4.25% 10/31/2026		900	868
Mexico City Airport Trust 5.50% 7/31/2047		1,000	875
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[1]		1,660	1,554
Rutas 2 & 7 Finance, Ltd. 0% 9/30/2036[1]		2,538	1,664

American Funds Emerging Markets Bond Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Rutas 2 & 7 Finance, Ltd. 0% 9/30/2036	USD	1,350	$885
Simpar Europe SA 5.20% 1/26/2031		200	159
Summit Digitel Infrastructure Pvt, Ltd. 2.875% 8/12/2031[1]		300	237
			10,321

Consumer discretionary 0.83%
Alibaba Group Holding, Ltd. 4.50% 11/28/2034		300	277
Arcos Dorados BV 6.125% 5/27/2029[1]		1,100	1,071
Meituan 3.05% 10/28/2030[1]		3,150	2,497
Melco Resorts Finance, Ltd. 4.875% 6/6/2025[1]		850	811
Melco Resorts Finance, Ltd. 4.875% 6/6/2025		400	381
Melco Resorts Finance, Ltd. 5.375% 12/4/2029[1]		1,750	1,454
MercadoLibre, Inc. 3.125% 1/14/2031		1,142	911
MGM China Holdings, Ltd. 5.375% 5/15/2024		300	296
Sands China, Ltd. 2.80% 3/8/2027		300	261
			7,959

Consumer staples 0.70%
Indofood CBP Sukses Makmur Tbk PT 3.398% 6/9/2031		259	219
Indofood CBP Sukses Makmur Tbk PT 3.541% 4/27/2032		400	337
Indofood CBP Sukses Makmur Tbk PT 4.745% 6/9/2051		765	573
InRetail Consumer 3.25% 3/22/2028[1]		2,730	2,347
MARB BondCo PLC 3.95% 1/29/2031[1]		1,500	1,075
MARB BondCo PLC 3.95% 1/29/2031		700	502
Minerva Luxembourg SA 4.375% 3/18/2031[1]		400	313
Natura Cosmeticos SA 4.125% 5/3/2028[1]		1,320	1,143
NBM US Holdings, Inc. 7.00% 5/14/2026[8]		250	243
			6,752

Health care 0.24%
Rede D’Or Finance SARL 4.95% 1/17/2028		205	188
Rede D’Or Finance SARL 4.50% 1/22/2030		2,500	2,133
			2,321

Real estate 0.24%
Corp. Inmobiliaria Vesta, SAB de CV 3.625% 5/13/2031[1]		1,435	1,196
FibraSOMA 4.375% 7/22/2031[1]		1,430	1,072
			2,268

Municipals 0.15%
Aeropuerto Internacional de Tocumen, SA 4.00% 8/11/2041[1]		700	561
Aeropuerto Internacional de Tocumen, SA 5.125% 8/11/2061[1]		1,140	880
			1,441

Information technology 0.07%
SK hynix, Inc. 6.375% 1/17/2028[1]		200	201
SK hynix, Inc. 2.375% 1/19/2031[1]		400	309
TSMC Global, Ltd. 2.25% 4/23/2031[1]		200	165
			675

Total corporate bonds, notes & loans			165,943

U.S. Treasury bonds & notes 2.84%
U.S. Treasury 2.15%
U.S. Treasury 4.50% 11/15/2025[9]		19,200	19,099
U.S. Treasury 3.625% 5/31/2028		1,610	1,575
			20,674

U.S. Treasury inflation-protected securities 0.69%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[3,9]		6,855	6,692

Total U.S. Treasury bonds & notes			27,366

10	American Funds Emerging Markets Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)
Federal agency bonds & notes 0.31%
Korea Development Bank 4.25% 9/8/2032		USD	2,270	$2,199
Korea National Oil Corp. 4.875% 4/3/2028[1]			400	396
Korea National Oil Corp. 2.625% 4/18/2032			200	168
Sinopec Group Overseas Development (2018), Ltd. 2.30% 1/8/2031[1]			250	215
				2,978

Total bonds, notes & other debt instruments (cost: $961,716,000)				892,083

			Shares
Common stocks 0.15%
Energy 0.15%
FORESEA Holding SA, Class C, nonvoting shares[5,10]			55,880	1,285
FORESEA Holding SA, Class B5,10			6,208	143

Total common stocks (cost: $1,540,000)				1,428

Short-term securities 6.04%
Money market investments 5.74%
Capital Group Central Cash Fund 5.15%[11,12]			553,049	55,311

	Weighted average yield at acquisition	Principal amount (000)
Bills & notes of governments & government agencies outside the U.S. 0.30%
Sri Lanka (Democratic Socialist Republic of) 8/11/2023	22.511%	LKR	337,000	1,074
Sri Lanka (Democratic Socialist Republic of) 11/10/2023	21.578		404,000	1,224
Sri Lanka (Democratic Socialist Republic of) 5/10/2024	17.983		218,000	612
				2,910

Total short-term securities (cost: $58,193,000)				58,221
Total investment securities 98.74% (cost: $1,021,449,000)				951,732
Other assets less liabilities 1.26%				12,184

Net assets 100.00%				$963,916

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 6/30/2023 (000)
2 Year U.S. Treasury Note Futures	Long	587	September 2023	USD119,363	$(1,589)
5 Year U.S. Treasury Note Futures	Long	47	September 2023	5,034	(71)
10 Year Euro-Bund Futures	Short	43	September 2023	(6,275)	83
10 Year U.S. Treasury Note Futures	Short	29	September 2023	(3,256)	48
10 Year Ultra U.S. Treasury Note Futures	Short	188	September 2023	(22,266)	250
20 Year U.S. Treasury Bond Futures	Long	7	September 2023	888	— [6]
30 Year Ultra U.S. Treasury Bond Futures	Long	19	September 2023	2,588	26
					$(1,253)

American Funds Emerging Markets Bond Fund	11

Forward currency contracts

Contract amount						Unrealized (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	appreciation at 6/30/2023 (000)
CZK	7,923	USD	363	Barclays Bank PLC	7/3/2023	$— [6]
USD	355	CZK	7,923	JPMorgan Chase	7/3/2023	(9)
PLN	2,430	USD	576	Goldman Sachs	7/5/2023	22
USD	380	PLN	1,551	Goldman Sachs	7/5/2023	(1)
CNH	3,850	USD	550	BNP Paribas	7/5/2023	(20)
ZAR	15,590	USD	788	JPMorgan Chase	7/7/2023	39
USD	689	MYR	3,149	BNP Paribas	7/7/2023	10
USD	374	MXN	6,645	JPMorgan Chase	7/7/2023	(14)
USD	3,323	EUR	3,100	Barclays Bank PLC	7/7/2023	(61)
THB	174,650	USD	5,086	JPMorgan Chase	7/7/2023	(139)
USD	19,452	EUR	18,006	Goldman Sachs	7/7/2023	(202)
MXN	259,213	USD	14,731	Morgan Stanley	7/10/2023	383
ZAR	21,638	USD	1,094	Morgan Stanley	7/10/2023	54
HUF	236,800	USD	679	Goldman Sachs	7/10/2023	13
HUF	93,307	USD	268	JPMorgan Chase	7/10/2023	5
HUF	255,050	EUR	681	JPMorgan Chase	7/10/2023	2
USD	289	ZAR	5,718	Morgan Stanley	7/10/2023	(14)
HUF	837,000	USD	2,405	UBS AG	7/11/2023	39
PLN	4,880	USD	1,166	JPMorgan Chase	7/11/2023	34
USD	1,012	MYR	4,700	Standard Chartered Bank	7/11/2023	(1)
USD	1,017	ILS	3,796	JPMorgan Chase	7/11/2023	(8)
USD	1,116	CZK	24,630	JPMorgan Chase	7/11/2023	(14)
THB	33,071	USD	956	Citibank	7/11/2023	(19)
MYR	11,661	USD	2,533	HSBC Bank	7/11/2023	(20)
CNH	7,230	USD	1,018	Citibank	7/11/2023	(23)
ILS	3,796	USD	1,060	Goldman Sachs	7/11/2023	(36)
CZK	28,443	USD	1,289	Goldman Sachs	7/12/2023	16
BRL	1,831	USD	374	Morgan Stanley	7/13/2023	8
USD	9,853	KRW	12,651,100	HSBC Bank	7/17/2023	245
PLN	27,510	USD	6,613	HSBC Bank	7/17/2023	146
PLN	21,000	USD	5,048	HSBC Bank	7/17/2023	112
USD	5,440	CNH	38,887	Citibank	7/17/2023	83
USD	2,606	KRW	3,367,500	Citibank	7/17/2023	49
PLN	7,060	USD	1,697	HSBC Bank	7/17/2023	37
PLN	6,750	USD	1,623	HSBC Bank	7/17/2023	36
PLN	4,720	USD	1,135	HSBC Bank	7/17/2023	25
CZK	32,840	USD	1,487	UBS AG	7/17/2023	20
PLN	7,300	USD	1,775	UBS AG	7/17/2023	18
CZK	28,580	USD	1,294	UBS AG	7/17/2023	17
CZK	40,000	USD	1,818	Barclays Bank PLC	7/17/2023	16
CLP	1,524,686	USD	1,885	Goldman Sachs	7/17/2023	12
USD	1,575	IDR	23,528,480	JPMorgan Chase	7/17/2023	11
EUR	800	USD	870	HSBC Bank	7/17/2023	4
HUF	185,931	USD	538	Barclays Bank PLC	7/17/2023	4
USD	231	ZAR	4,297	UBS AG	7/17/2023	3
BRL	2	USD	0	Citibank	7/17/2023	— [6]
USD	193	COP	809,128	JPMorgan Chase	7/17/2023	— [6]
KRW	3,250	USD	3	HSBC Bank	7/17/2023	— [6]
USD	75	PLN	310	BNP Paribas	7/17/2023	(1)
IDR	8,722,104	USD	584	JPMorgan Chase	7/17/2023	(4)
USD	1,267	COP	5,345,637	Morgan Stanley	7/17/2023	(6)
USD	909	HUF	313,960	Barclays Bank PLC	7/17/2023	(7)
USD	4,065	EUR	3,740	Citibank	7/17/2023	(21)
USD	1,504	BRL	7,400	Citibank	7/17/2023	(36)
USD	6,462	PEN	23,732	Morgan Stanley	7/17/2023	(69)
USD	494	EUR	450	Bank of America	7/18/2023	2
USD	1,933	ZAR	35,570	Morgan Stanley	7/24/2023	48
USD	2,879	EUR	2,624	Morgan Stanley	7/24/2023	13
THB	18,700	USD	532	JPMorgan Chase	7/24/2023	(2)
USD	298	ZAR	5,658	JPMorgan Chase	7/24/2023	(2)
EUR	840	USD	922	Morgan Stanley	7/24/2023	(4)
PLN	8,890	USD	2,192	Barclays Bank PLC	7/24/2023	(8)

12	American Funds Emerging Markets Bond Fund

Forward currency contracts (continued)

Contract amount						Unrealized (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	appreciation at 6/30/2023 (000)
ZAR	34,594	USD	1,882	JPMorgan Chase	7/24/2023	$(49)
THB	526,170	USD	14,982	Morgan Stanley	7/24/2023	(55)
USD	22,068	EUR	20,088	UBS AG	7/25/2023	118
USD	1,092	ZAR	20,235	JPMorgan Chase	7/25/2023	19
USD	1,829	PLN	7,400	JPMorgan Chase	7/25/2023	12
USD	142	MYR	660	JPMorgan Chase	7/25/2023	— [6]
USD	280	EUR	257	Standard Chartered Bank	7/25/2023	(1)
ZAR	8,282	USD	447	JPMorgan Chase	7/25/2023	(8)
USD	10,841	MXN	187,010	Morgan Stanley	7/25/2023	(28)
CZK	87,510	USD	4,055	UBS AG	7/25/2023	(43)
PLN	17,275	USD	4,234	Morgan Stanley	7/26/2023	9
USD	1,550	CNH	11,200	HSBC Bank	7/26/2023	6
ZAR	1,143	USD	61	UBS AG	7/26/2023	— [6]
HUF	249,044	USD	730	Citibank	7/26/2023	(6)
HUF	659,600	USD	1,924	JPMorgan Chase	7/26/2023	(7)
CNH	28,800	USD	3,986	HSBC Bank	7/26/2023	(15)
USD	2,134	KRW	2,604,965	Bank of America	7/27/2023	155
USD	114	ZAR	2,112	UBS AG	7/27/2023	2
USD	77	CNH	555	Barclays Bank PLC	7/27/2023	1
PLN	757	USD	186	HSBC Bank	7/27/2023	(1)
RON	1,921	USD	423	JPMorgan Chase	7/27/2023	(1)
USD	1,606	KRW	2,115,600	Standard Chartered Bank	7/27/2023	(2)
PLN	10,100	USD	2,460	Goldman Sachs	7/28/2023	20
USD	363	CZK	7,923	Barclays Bank PLC	7/28/2023	— [6]
CZK	46,500	USD	2,143	Barclays Bank PLC	7/28/2023	(12)
USD	250	BRL	1,200	Citibank	8/4/2023	1
CLP	190,000	USD	237	Goldman Sachs	8/4/2023	(1)
USD	1,552	KRW	2,043,700	JPMorgan Chase	8/11/2023	(2)
PLN	4,000	USD	944	Morgan Stanley	8/30/2023	37
HUF	303,400	USD	857	Citibank	8/30/2023	18
PLN	12,550	USD	2,528	JPMorgan Chase	8/31/2023	549
USD	1,456	PLN	6,325	JPMorgan Chase	8/31/2023	(94)
USD	4,180	MYR	18,500	Standard Chartered Bank	9/8/2023	181
USD	3,811	MYR	17,485	Standard Chartered Bank	9/8/2023	31
HUF	1,300,000	USD	3,541	Citibank	9/29/2023	184
INR	130,000	USD	1,566	Citibank	12/6/2023	8
USD	900	BRL	5,000	BNP Paribas	2/9/2024	(111)
						$1,700

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	6/30/2023 (000)	paid (000)	at 6/30/2023 (000)
7.75%	Annual	6-month PLN-WIBOR	Semi-annual	11/14/2024	PLN22,800	$109	$—	$109
6.63%	28-day	28-day MXN-TIIE	28-day	6/23/2026	MXN115,400	(411)	—	(411)
6.44%	28-day	28-day MXN-TIIE	28-day	7/24/2026	20,650	(80)	—	(80)
7.28%	28-day	28-day MXN-TIIE	28-day	9/30/2026	13,000	(33)	—	(33)
7.24%	28-day	28-day MXN-TIIE	28-day	10/2/2026	13,000	(34)	—	(34)
8.705%	28-day	28-day MXN-TIIE	28-day	6/4/2027	19,700	5	—	5
11.50%	Annual	6-month HUF-BUBOR	Semi-annual	11/11/2027	HUF310,500	106	—	106
7.18%	28-day	28-day MXN-TIIE	28-day	9/9/2031	MXN122,990	(394)	—	(394)
						$(732)	$—	$(732)

American Funds Emerging Markets Bond Fund	13

Swap contracts (continued)

Interest rate swaps (continued)

Bilateral interest rate swaps

Receive		Pay				Notional	Value at	Upfront premium	Unrealized appreciation
Rate	Payment frequency	Rate	Payment frequency	Counterparty	Expiration date	amount (000)	6/30/2023 (000)	paid (000)	at 6/30/2023 (000)
11.97%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2026	BRL8,220	$59	$—	$59
11.46%	At maturity	BZDIOVER	At maturity	BNP Paribas	1/2/2026	8,111	33	—	33
11.15%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2026	8,195	16	—	16
11.46%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2026	2,912	12	—	12
							$120	$—	$120

Investments in affiliates12

	Value of affiliate at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 6/30/2023 (000)	Dividend income (000)
Short-term securities 5.74%
Money market investments 5.74%
Capital Group Central Cash Fund 5.15%[11]	$48,614	$180,464	$173,777	$2	$8	$55,311	$1,142

Restricted security8

	Acquisition date	Cost (000)	Value (000)	Percent of net assets
NBM US Holdings, Inc. 7.00% 5/14/2026	8/4/2021	$254	$243	.03%

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $149,174,000, which represented 15.48% of the net assets of the fund.
[2]	Step bond; coupon rate may change at a later date.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Scheduled interest and/or principal payment was not received.
[5]	Value determined using significant unobservable inputs.
[6]	Amount less than one thousand.
[7]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[8]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $243,000, which represented .03% of the net assets of the fund.
[9]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,077,000, which represented .22% of the net assets of the fund.
[10]	Security did not produce income during the last 12 months.
[11]	Rate represents the seven-day yield at 6/30/2023.
[12]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

14	American Funds Emerging Markets Bond Fund

Key to abbreviations

BRL = Brazilian reais

BUBOR = Budapest Interbank Offered Rate

BZDIOVER = Overnight Brazilian Interbank Deposit Rate

CLP = Chilean pesos

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DOP = Dominican pesos

EUR = Euros

HUF = Hungarian forints

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

KRW = South Korean won

KZT = Kazakhstani tenge

LIBOR = London Interbank Offered Rate

LKR = Sri Lankan rupees

MXN = Mexican pesos

MYR = Malaysian ringgits

PEN = Peruvian nuevos soles

PLN = Polish zloty

RON = Romanian leu

RUB = Russian rubles

SOFR = Secured Overnight Financing Rate

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

UAH = Ukrainian hryvnia

USD = U.S. dollars

UYU = Uruguayan pesos

WIBOR = Warsaw Interbank Offer Rate

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Emerging Markets Bond Fund	15

Financial statements

Statement of assets and liabilities	unaudited
at June 30, 2023	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $966,146)	$896,421
Affiliated issuers (cost: $55,303)	55,311	$951,732
Cash		3,342
Cash denominated in currencies other than U.S. dollars (cost: $803)		707
Unrealized appreciation on open forward currency contracts		2,877
Bilateral swaps, at value		120
Receivables for:
Sales of investments	1,596
Sales of fund’s shares	3,886
Dividends and interest	17,151
Closed forward currency contracts	1
Variation margin on futures contracts	73
Variation margin on centrally cleared swap contracts	16
Other	585	23,308
		982,086
Liabilities:
Unrealized depreciation on open forward currency contracts		1,177
Payables for:
Purchases of investments	13,948
Repurchases of fund’s shares	1,751
Dividends on fund’s shares	184
Investment advisory services	353
Services provided by related parties	143
Trustees’ deferred compensation	10
Variation margin on futures contracts	83
Variation margin on centrally cleared swap contracts	127
Other	394	16,993
Net assets at June 30, 2023		$963,916

Net assets consist of:
Capital paid in on shares of beneficial interest		$1,249,453
Total accumulated loss		(285,537)
Net assets at June 30, 2023		$963,916

Refer to the notes to financial statements.

16	American Funds Emerging Markets Bond Fund

Financial statements (continued)

Statement of assets and liabilities at June 30, 2023 (continued)	unaudited

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (122,819 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$291,552	37,149	$7.85
Class C	17,085	2,177	7.85
Class T	8	1	7.85
Class F-1	12,445	1,586	7.85
Class F-2	207,287	26,412	7.85
Class F-3	301,956	38,475	7.85
Class 529-A	8,290	1,056	7.85
Class 529-C	521	66	7.85
Class 529-E	603	77	7.85
Class 529-T	11	1	7.85
Class 529-F-1	10	1	7.85
Class 529-F-2	6,796	866	7.85
Class 529-F-3	10	1	7.85
Class R-1	179	23	7.85
Class R-2	1,643	209	7.85
Class R-2E	118	15	7.85
Class R-3	1,788	228	7.85
Class R-4	779	99	7.85
Class R-5E	929	118	7.85
Class R-5	813	104	7.85
Class R-6	111,093	14,155	7.85

Refer to the notes to financial statements.

American Funds Emerging Markets Bond Fund	17

Financial statements (continued)

Statement of operations for the six months ended June 30, 2023	unaudited
(dollars in thousands)

Investment income:
Income:
Interest from unaffiliated issuers (net of non-U.S. taxes of $208)	$33,866
Dividends from affiliated issuers	1,142	$35,008
Fees and expenses*:
Investment advisory services	2,070
Distribution services	477
Transfer agent services	343
Administrative services	136
529 plan services	4
Reports to shareholders	27
Registration statement and prospectus	158
Trustees’ compensation	2
Auditing and legal	14
Custodian	89
Other	18
Total fees and expenses before reimbursement	3,338
Less reimbursement of fees and expenses:
Miscellaneous fee reimbursement	33
Total fees and expenses after reimbursement		3,305
Net investment income		31,703

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $37):
Unaffiliated issuers	(34,932)
Affiliated issuers	2
Futures contracts	123
Forward currency contracts	105
Swap contracts	(459)
Currency transactions	1,692	(33,469)
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $17):
Unaffiliated issuers	62,939
Affiliated issuers	8
Futures contracts	(1,417)
Forward currency contracts	2,685
Swap contracts	799
Currency translations	(26)	64,988
Net realized loss and unrealized appreciation		31,519

Net increase in net assets resulting from operations		$63,222

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

18	American Funds Emerging Markets Bond Fund

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Six months ended June 30, 2023*	Year ended December 31, 2022
Operations:
Net investment income	$31,703	$68,660
Net realized loss	(33,469)	(175,420)
Net unrealized appreciation (depreciation)	64,988	(90,707)
Net increase (decrease) in net assets resulting from operations	63,222	(197,467)

Distributions paid or accrued and return of capital paid to shareholders:
Distributions	(33,324)	(63,536)
Return of capital	—	(12,328)
Total distributions paid or accrued and return of capital paid to shareholders	(33,324)	(75,864)

Net capital share transactions	61,929	(325,113)

Total increase (decrease) in net assets	91,827	(598,444)

Net assets:
Beginning of period	872,089	1,470,533
End of period	$963,916	$872,089

*	Unaudited.

Refer to the notes to financial statements.

American Funds Emerging Markets Bond Fund	19

Notes to financial statements	unaudited

1. Organization

American Funds Emerging Markets Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, nondiversified management investment company. The fund seeks to provide a high level of total return over the long term, of which current income is a large component.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

20	American Funds Emerging Markets Bond Fund

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date. The fund may deem a portion of the income dividends and/or capital gain distributions as a return of capital for tax purposes.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

American Funds Emerging Markets Bond Fund	21

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of June 30, 2023 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	$—	$694,833	$963	$695,796
Corporate bonds, notes & loans	—	165,943	—	165,943
U.S. Treasury bonds & notes	—	27,366	—	27,366
Federal agency bonds & notes	—	2,978	—	2,978
Common stocks	—	—	1,428	1,428
Short-term securities	55,311	2,910	—	58,221
Total	$55,311	$894,030	$2,391	$951,732

22	American Funds Emerging Markets Bond Fund

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$407	$—	$—	$407
Unrealized appreciation on open forward currency contracts	—	2,877	—	2,877
Unrealized appreciation on centrally cleared interest rate swaps	—	220	—	220
Unrealized appreciation on bilateral interest rate swaps	—	120	—	120
Liabilities:
Unrealized depreciation on futures contracts	(1,660)	—	—	(1,660)
Unrealized depreciation on open forward currency contracts	—	(1,177)	—	(1,177)
Unrealized depreciation on centrally cleared interest rate swaps	—	(952)	—	(952)
Total	$(1,253)	$1,088	$—	$(165)

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

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Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

24	American Funds Emerging Markets Bond Fund

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. To the extent that the fund invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on the fund’s investment results.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $123,206,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $215,356,000.

American Funds Emerging Markets Bond Fund	25

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $25,379,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSI”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

26	American Funds Emerging Markets Bond Fund

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. As of June 30, 2023, the fund did not have any credit default swaps. The average month-end notional amount of credit default swaps while held was $7,000,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the six months ended, June 30, 2023 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$407	Unrealized depreciation*	$1,660
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	2,877	Unrealized depreciation on open forward currency contracts	1,177
Forward currency	Currency	Receivables for closed forward currency contracts	1	Payables for closed forward currency contracts	—
Swap (centrally cleared)	Interest	Unrealized appreciation*	220	Unrealized depreciation*	952
Swap (bilateral)	Interest	Bilateral swaps, at value	120	Bilateral swaps, at value	—
			$3,625		$3,789

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$123	Net unrealized depreciation on futures contracts	$(1,417)
Forward currency	Currency	Net realized gain on forward currency contracts	105	Net unrealized appreciation on forward currency contracts	2,685
Swap	Interest	Net realized loss on swap contracts	(295)	Net unrealized appreciation on swap contracts	799
Swap	Credit	Net realized loss on swap contracts	(164)	Net unrealized appreciation on swap contracts	—
			$(231)		$2,067

*	Includes cumulative appreciation/depreciation on futures contracts and centrally cleared interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps. For futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts and bilateral interest rate swaps, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

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Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts and bilateral interest rate swaps, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts and bilateral interest rate swaps by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of June 30, 2023, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$157	$—	$—	$—	$157
Barclays Bank PLC	108	(88)	—	—	20
BNP Paribas	43	(43)	—	—	—
Citibank	343	(105)	—	—	238
Goldman Sachs	84	(84)	—	—	—
HSBC Bank	611	(36)	—	(390)	185
JPMorgan Chase	671	(353)	—	(318)	—
Morgan Stanley	552	(176)	(319)	—	57
Standard Chartered Bank	212	(4)	—	(208)	—
UBS AG	217	(43)	—	—	174
Total	$2,998	$(932)	$(319)	$(916)	$831
Liabilities:
Barclays Bank PLC	$88	$(88)	$—	$—	$—
BNP Paribas	132	(43)	—	—	89
Citibank	105	(105)	—	—	—
Goldman Sachs	240	(84)	—	—	156
HSBC Bank	36	(36)	—	—	—
JPMorgan Chase	353	(353)	—	—	—
Morgan Stanley	176	(176)	—	—	—
Standard Chartered Bank	4	(4)	—	—	—
UBS AG	43	(43)	—	—	—
Total	$1,177	$(932)	$—	$—	$245

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

28	American Funds Emerging Markets Bond Fund

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of December 31, 2022, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$187
Distributions in excess of ordinary income	12,328
Late year ordinary loss deferral[1]	(8,884)
Capital loss carryforward[2]	(163,442)

[1]	This deferral is considered incurred in the subsequent year.
[2]	The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

As of June 30, 2023, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Gross unrealized appreciation on investments	$36,475
Gross unrealized depreciation on investments	(109,186)
Net unrealized depreciation on investments	(72,711)
Cost of investments	1,024,278

American Funds Emerging Markets Bond Fund	29

Distributions paid or accrued were characterized for tax purposes as follows (dollars in thousands):

	Six months ended June 30, 2023					Year ended December 31, 2022
Share class	Ordinary income[3]		Long-term capital gains	Total distributions paid or accrued		Ordinary income		Return of capital		Total distributions paid or accrued
Class A	$9,838		$—	$9,838		$17,670		$3,428		$21,098
Class C	519		—	519		952		185		1,137
Class T	—	[4]	—	—	[4]	—	[4]	—	[4]	—	[4]
Class F-1	418		—	418		554		107		661
Class F-2	6,917		—	6,917		19,761		3,834		23,595
Class F-3	10,509		—	10,509		14,264		2,768		17,032
Class 529-A	280		—	280		488		95		583
Class 529-C	15		—	15		33		6		39
Class 529-E	19		—	19		32		6		38
Class 529-T	—	[4]	—	—	[4]	1		—	[4]	1
Class 529-F-1	—	[4]	—	—	[4]	1		—	[4]	1
Class 529-F-2	221		—	221		366		71		437
Class 529-F-3	—	[4]	—	—	[4]	1		—	[4]	1
Class R-1	5		—	5		8		2		10
Class R-2	52		—	52		84		16		100
Class R-2E	4		—	4		6		1		7
Class R-3	58		—	58		91		18		109
Class R-4	24		—	24		55		11		66
Class R-5E	29		—	29		39		8		47
Class R-5	32		—	32		55		11		66
Class R-6	4,384		—	4,384		9,075		1,761		10,836
Total	$33,324		$—	$33,324		$63,536		$12,328		$75,864

[3]	All or a portion of these amounts may later be determined as return of capital; the determination will be made at December 31, 2023.
[4]	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.457% on the first $15 billion of daily net assets and decreasing to 0.428% on such assets in excess of $15 billion. For the six months ended June 30, 2023, the investment advisory services fees were $2,070,000, which were equivalent to an annualized rate of 0.457% of average daily net assets.

30	American Funds Emerging Markets Bond Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of June 30, 2023, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

American Funds Emerging Markets Bond Fund	31

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the six months ended June 30, 2023, the 529 plan services fees were $4,000, which were equivalent to 0.060% of the average daily net assets of each 529 share class.

For the six months ended June 30, 2023, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$356		$213		$41		Not applicable
Class C	81		13		3		Not applicable
Class T	—		—	*	—	*	Not applicable
Class F-1	15		8		2		Not applicable
Class F-2	Not applicable		94		28		Not applicable
Class F-3	Not applicable		3		42		Not applicable
Class 529-A	9		6		1		$2
Class 529-C	3		—	*	—	*	—	*
Class 529-E	1		—	*	—	*	—	*
Class 529-T	—		—	*	—	*	—	*
Class 529-F-1	—		—	*	—	*	—	*
Class 529-F-2	Not applicable		1		1		2
Class 529-F-3	Not applicable		—	*	—	*	—	*
Class R-1	1		—	*	—	*	Not applicable
Class R-2	6		2		—	*	Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	4		1		—	*	Not applicable
Class R-4	1		—	*	—	*	Not applicable
Class R-5E	Not applicable		1		—	*	Not applicable
Class R-5	Not applicable		—	*	—	*	Not applicable
Class R-6	Not applicable		1		18		Not applicable
Total class-specific expenses	$477		$343		$136		$4

*	Amount less than one thousand.

Miscellaneous fee reimbursement — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund. For the six months ended June 30, 2023, total fees and expenses reimbursed by CRMC were $33,000. CRMC may recoup all or a portion of this reimbursement by the end of the current fiscal year. This reimbursement may be adjusted or discontinued, subject to any restrictions in the fund’s prospectus. Fees and expenses in the statement of operations are presented gross of any reimbursement from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and a net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase investment securities from, or sell investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act. During the six months ended June 30, 2023, the fund did not engage in any such purchase or sale transactions with any related funds.

32	American Funds Emerging Markets Bond Fund

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the six months ended June 30, 2023.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the six months ended June 30, 2023.

9. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

10. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Six months ended June 30, 2023

Class A	$26,316	3,409	$9,177		1,196		$(23,325)	(3,050)	$12,168		1,555
Class C	1,533	198	513		67		(1,927)	(251)	119		14
Class T	—	—	—		—		—	—	—		—
Class F-1	7,816	1,010	410		54		(7,864)	(1,022)	362		42
Class F-2	52,738	6,829	6,864		894		(27,063)	(3,538)	32,539		4,185
Class F-3	59,744	7,782	10,096		1,315		(25,496)	(3,330)	44,344		5,767
Class 529-A	817	107	279		36		(762)	(100)	334		43
Class 529-C	152	20	15		2		(203)	(27)	(36)		(5)
Class 529-E	81	11	19		2		(26)	(3)	74		10
Class 529-T	—	—	—	†	—	†	—	—	—	†	—	†
Class 529-F-1	—	—	—	†	—	†	—	—	—	†	—	†
Class 529-F-2	999	129	220		29		(573)	(74)	646		84
Class 529-F-3	—	—	—	†	—	†	—	—	—	†	—	†
Class R-1	10	2	5		1		(13)	(2)	2		1
Class R-2	171	22	51		6		(169)	(22)	53		6
Class R-2E	9	1	3		—	†	(9)	(1)	3		—	†
Class R-3	160	21	58		8		(112)	(15)	106		14
Class R-4	117	15	24		3		(141)	(18)	—	†	—	†
Class R-5E	234	30	28		4		(52)	(7)	210		27
Class R-5	25	3	31		4		(98)	(12)	(42)		(5)
Class R-6	1,351	177	4,384		571		(34,688)	(4,585)	(28,953)		(3,837)
Total net increase (decrease)	$152,273	19,766	$32,177		4,192		$(122,521)	(16,057)	$61,929		7,901

Refer to the end of the table for footnotes.

American Funds Emerging Markets Bond Fund	33

	Sales*			Reinvestments of distributions			Repurchases*		Net (decrease) increase
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class A	$38,860	4,913		$19,775	2,557		$(94,751)	(12,160)	$(36,116)	(4,690)
Class C	1,876	238		1,120	145		(6,000)	(757)	(3,004)	(374)
Class T	—	—		—	—		—	—	—	—
Class F-1	6,864	903		657	85		(5,678)	(732)	1,843	256
Class F-2	117,465	14,577		23,501	2,962		(461,927)	(60,297)	(320,961)	(42,758)
Class F-3	178,967	22,817		16,180	2,100		(137,841)	(17,685)	57,306	7,232
Class 529-A	1,610	202		578	75		(2,625)	(335)	(437)	(58)
Class 529-C	75	9		39	5		(230)	(29)	(116)	(15)
Class 529-E	1	—	†	38	5		(93)	(12)	(54)	(7)
Class 529-T	—	—		1	—	†	—	—	1	— †
Class 529-F-1	—	—		1	—	†	—	—	1	— †
Class 529-F-2	2,364	290		433	56		(1,691)	(221)	1,106	125
Class 529-F-3	—	—		1	—	†	—	—	1	— †
Class R-1	52	7		9	1		(6)	(1)	55	7
Class R-2	410	52		99	13		(488)	(61)	21	4
Class R-2E	17	2		6	1		— †	— †	23	3
Class R-3	530	69		108	14		(680)	(85)	(42)	(2)
Class R-4	91	11		65	8		(537)	(68)	(381)	(49)
Class R-5E	336	42		45	6		(158)	(20)	223	28
Class R-5	51	7		64	8		(228)	(28)	(113)	(13)
Class R-6	10,583	1,449		10,834	1,398		(45,886)	(5,730)	(24,469)	(2,883)
Total net increase (decrease)	$360,152	45,588		$73,554	9,439		$(758,819)	(98,221)	$(325,113)	(43,194)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

11. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $300,229,000 and $245,828,000, respectively, during the six months ended June 30, 2023.

34	American Funds Emerging Markets Bond Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Return of capital	Total dividends, distributions and return of capital	Net assets value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
06/30/2023[5,6]	$7.59	$.26	$.27	$.53	$(.27)	$—		$—	$(.27)	$7.85	7.13%[7]	$291		.97%[8]		.96%[8]		6.77%[8]
12/31/2022	9.30	.50	(1.65)	(1.15)	(.47)	—		(.09)	(.56)	7.59	(12.30)	270		.99		.98		6.36
12/31/2021	10.15	.45	(.85)	(.40)	(.38)	—		(.07)	(.45)	9.30	(3.98)	375		1.06		1.06		4.70
12/31/2020	9.94	.50	.21	.71	(.16)	—		(.34)	(.50)	10.15	7.62	372		1.09		1.06		5.24
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)		(.27)	(.66)	9.94	13.69	387		1.03		1.00		6.44
12/31/2018	10.38	.61	(1.04)	(.43)	(.58)	—	[9]	(.02)	(.60)	9.35	(4.23)	285		1.06		1.01		6.23
Class C:
06/30/2023[5,6]	7.59	.23	.27	.50	(.24)	—		—	(.24)	7.85	6.74 [7]	17		1.71	[8]	1.70	[8]	6.03	[8]
12/31/2022	9.30	.44	(1.65)	(1.21)	(.42)	—		(.08)	(.50)	7.59	(12.96)	16		1.74		1.73		5.60
12/31/2021	10.15	.38	(.85)	(.47)	(.32)	—		(.06)	(.38)	9.30	(4.66)	24		1.76		1.76		3.99
12/31/2020	9.94	.43	.21	.64	(.14)	—		(.29)	(.43)	10.15	6.87	28		1.79		1.77		4.54
12/31/2019	9.35	.56	.62	1.18	(.32)	(.03)		(.24)	(.59)	9.94	12.82	28		1.79		1.77		5.67
12/31/2018	10.38	.53	(1.04)	(.51)	(.50)	—	[9]	(.02)	(.52)	9.35	(4.98)	18		1.85		1.80		5.43
Class T:
06/30/2023[5,6]	7.59	.27	.27	.54	(.28)	—		—	(.28)	7.85	7.31 [7,10]	—	[11]	.65	[8,10]	.64	[8,10]	7.10	[8,10]
12/31/2022	9.30	.51	(1.65)	(1.14)	(.48)	—		(.09)	(.57)	7.59	(12.09)[10]	—	[11]	.74	[10]	.73	[10]	6.61	[10]
12/31/2021	10.15	.48	(.85)	(.37)	(.40)	—		(.08)	(.48)	9.30	(3.70)[10]	—	[11]	.75	[10]	.75	[10]	4.98	[10]
12/31/2020	9.94	.53	.21	.74	(.17)	—		(.36)	(.53)	10.15	7.95 [10]	—	[11]	.79	[10]	.77	[10]	5.57	[10]
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)		(.28)	(.68)	9.94	13.96 [10]	—	[11]	.80	[10]	.78	[10]	6.67	[10]
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	—	[9]	(.02)	(.62)	9.35	(4.02)[10]	—	[11]	.86	[10]	.81	[10]	6.45	[10]
Class F-1:
06/30/2023[5,6]	7.59	.26	.27	.53	(.27)	—		—	(.27)	7.85	7.14 [7]	12		.94	[8]	.94	[8]	6.81	[8]
12/31/2022	9.30	.50	(1.65)	(1.15)	(.47)	—		(.09)	(.56)	7.59	(12.30)	12		.99		.98		6.36
12/31/2021	10.15	.45	(.85)	(.40)	(.38)	—		(.07)	(.45)	9.30	(3.95)	12		1.03		1.03		4.72
12/31/2020	9.94	.50	.21	.71	(.16)	—		(.34)	(.50)	10.15	7.65	14		1.06		1.04		5.29
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)		(.27)	(.66)	9.94	13.64	13		1.07		1.04		6.41
12/31/2018	10.38	.60	(1.04)	(.44)	(.57)	—	[9]	(.02)	(.59)	9.35	(4.29)	10		1.13		1.10		5.99
Class F-2:
06/30/2023[5,6]	7.59	.27	.27	.54	(.28)	—		—	(.28)	7.85	7.30 [7]	207		.66	[8]	.65	[8]	7.08	[8]
12/31/2022	9.30	.51	(1.65)	(1.14)	(.48)	—		(.09)	(.57)	7.59	(12.10)	169		.75		.74		6.50
12/31/2021	10.15	.48	(.85)	(.37)	(.40)	—		(.08)	(.48)	9.30	(3.69)	604		.75		.75		5.01
12/31/2020	9.94	.53	.21	.74	(.17)	—		(.36)	(.53)	10.15	7.95	513		.77		.74		5.35
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)		(.28)	(.68)	9.94	13.94	214		.80		.78		6.67
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	—	[9]	(.02)	(.62)	9.35	(4.01)	164		.83		.78		6.48
Class F-3:
06/30/2023[5,6]	7.59	.28	.27	.55	(.29)	—		—	(.29)	7.85	7.35 [7]	302		.56	[8]	.55	[8]	7.18	[8]
12/31/2022	9.30	.53	(1.65)	(1.12)	(.49)	—		(.10)	(.59)	7.59	(11.95)	248		.59		.58		6.78
12/31/2021	10.15	.49	(.85)	(.36)	(.41)	—		(.08)	(.49)	9.30	(3.58)	237		.65		.65		5.13
12/31/2020	9.94	.53	.21	.74	(.17)	—		(.36)	(.53)	10.15	8.06	152		.71		.66		5.61
12/31/2019	9.35	.66	.62	1.28	(.38)	(.03)		(.28)	(.69)	9.94	14.05	112		.74		.67		6.76
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	—	[9]	(.02)	(.62)	9.35	(4.00)	47		.82		.75		6.53
Class 529-A:
06/30/2023[5,6]	7.59	.26	.27	.53	(.27)	—		—	(.27)	7.85	7.12 [7]	8		.99	[8]	.98	[8]	6.75	[8]
12/31/2022	9.30	.50	(1.65)	(1.15)	(.47)	—		(.09)	(.56)	7.59	(12.32)	8		1.01		1.00		6.35
12/31/2021	10.15	.45	(.85)	(.40)	(.38)	—		(.07)	(.45)	9.30	(3.97)	10		1.05		1.05		4.71
12/31/2020	9.94	.50	.21	.71	(.16)	—		(.34)	(.50)	10.15	7.65	9		1.06		1.04		5.26
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)		(.27)	(.66)	9.94	13.63	8		1.08		1.05		6.39
12/31/2018	10.38	.60	(1.04)	(.44)	(.57)	—	[9]	(.02)	(.59)	9.35	(4.28)	6		1.11		1.06		6.19

Refer to the end of the table for footnotes.

American Funds Emerging Markets Bond Fund	35

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Return of capital	Total dividends, distributions and return of capital	Net assets value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
06/30/2023[5,6]	$7.59	$.23	$.27	$.50	$(.24)	$—		$—	$(.24)	$7.85	6.71%[7]	$1		1.76%[8]		1.76%[8]		5.97%[8]
12/31/2022	9.30	.43	(1.65)	(1.22)	(.41)	—		(.08)	(.49)	7.59	(13.00)	1		1.79		1.78		5.56
12/31/2021	10.15	.38	(.85)	(.47)	(.32)	—		(.06)	(.38)	9.30	(4.70)	1		1.80		1.80		3.94
12/31/2020	9.94	.42	.22	.64	(.14)	—		(.29)	(.43)	10.15	6.82	1		1.84		1.81		4.57
12/31/2019	9.35	.55	.62	1.17	(.31)	(.03)		(.24)	(.58)	9.94	12.79	1		1.82		1.80		5.65
12/31/2018	10.38	.53	(1.04)	(.51)	(.50)	—	[9]	(.02)	(.52)	9.35	(5.01)	1		1.87		1.82		5.42
Class 529-E:
06/30/2023[5,6]	7.59	.25	.27	.52	(.26)	—		—	(.26)	7.85	7.02 [7]	1		1.19	[8]	1.18	[8]	6.55	[8]
12/31/2022	9.30	.48	(1.65)	(1.17)	(.45)	—		(.09)	(.54)	7.59	(12.50)	—	[11]	1.21		1.20		6.14
12/31/2021	10.15	.43	(.85)	(.42)	(.36)	—		(.07)	(.43)	9.30	(4.17)	1		1.25		1.25		4.50
12/31/2020	9.94	.48	.20	.68	(.15)	—		(.32)	(.47)	10.15	7.41	1		1.29		1.27		5.09
12/31/2019	9.35	.60	.62	1.22	(.34)	(.03)		(.26)	(.63)	9.94	13.40	1		1.28		1.26		6.18
12/31/2018	10.38	.58	(1.04)	(.46)	(.55)	—	[9]	(.02)	(.57)	9.35	(4.49)	1		1.33		1.26		6.12
Class 529-T:
06/30/2023[5,6]	7.59	.27	.27	.54	(.28)	—		—	(.28)	7.85	7.23 [7,10]	—	[11]	.76	[8,10]	.75	[8,10]	6.96	[8,10]
12/31/2022	9.30	.51	(1.65)	(1.14)	(.48)	—		(.09)	(.57)	7.59	(12.16)[10]	—	[11]	.79	[10]	.78	[10]	6.55	[10]
12/31/2021	10.15	.47	(.85)	(.38)	(.40)	—		(.07)	(.47)	9.30	(3.75)[10]	—	[11]	.81	[10]	.81	[10]	4.92	[10]
12/31/2020	9.94	.52	.21	.73	(.17)	—		(.35)	(.52)	10.15	7.89 [10]	—	[11]	.84	[10]	.81	[10]	5.49	[10]
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)		(.28)	(.68)	9.94	13.87 [10]	—	[11]	.85	[10]	.83	[10]	6.61	[10]
12/31/2018	10.38	.62	(1.04)	(.42)	(.59)	—	[9]	(.02)	(.61)	9.35	(4.08)[10]	—	[11]	.92	[10]	.87	[10]	6.36	[10]
Class 529-F-1:
06/30/2023[5,6]	7.59	.27	.27	.54	(.28)	—		—	(.28)	7.85	7.22 [7,10]	—	[11]	.77	[8,10]	.76	[8,10]	6.94	[8,10]
12/31/2022	9.30	.51	(1.65)	(1.14)	(.48)	—		(.09)	(.57)	7.59	(12.14)[10]	—	[11]	.79	[10]	.78	[10]	6.55	[10]
12/31/2021	10.15	.47	(.85)	(.38)	(.40)	—		(.07)	(.47)	9.30	(3.78)[10]	—	[11]	.84	[10]	.84	[10]	4.89	[10]
12/31/2020	9.94	.52	.21	.73	(.17)	—		(.35)	(.52)	10.15	7.89 [10]	—	[11]	.84	[10]	.84	[10]	5.61	[10]
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)		(.28)	(.68)	9.94	13.88	4		.84		.82		6.60
12/31/2018	10.38	.62	(1.04)	(.42)	(.59)	—	[9]	(.02)	(.61)	9.35	(4.08)	1		.90		.84		6.51
Class 529-F-2:
06/30/2023[5,6]	7.59	.27	.27	.54	(.28)	—		—	(.28)	7.85	7.30 [7]	7		.65	[8]	.65	[8]	7.08	[8]
12/31/2022	9.30	.52	(1.65)	(1.13)	(.49)	—		(.09)	(.58)	7.59	(12.05)	6		.71		.69		6.68
12/31/2021	10.15	.48	(.85)	(.37)	(.40)	—		(.08)	(.48)	9.30	(3.71)	6		.77		.77		4.99
12/31/2020[5,12]	9.39	.08	.76	.84	(.03)	—		(.05)	(.08)	10.15	8.95 [7]	5		.14	[7]	.11	[7]	.82	[7]
Class 529-F-3:
06/30/2023[5,6]	7.59	.27	.27	.54	(.28)	—		—	(.28)	7.85	7.30 [7]	—	[11]	.64	[8]	.63	[8]	7.07	[8]
12/31/2022	9.30	.52	(1.65)	(1.13)	(.49)	—		(.09)	(.58)	7.59	(12.02)	—	[11]	.64		.63		6.68
12/31/2021	10.15	.49	(.85)	(.36)	(.41)	—		(.08)	(.49)	9.30	(3.66)	—	[11]	.73		.71		5.02
12/31/2020[5,12]	9.39	.08	.77	.85	(.03)	—		(.06)	(.09)	10.15	8.97 [7]	—	[11]	.16	[7]	.10	[7]	.84	[7]
Class R-1:
06/30/2023[5,6]	7.59	.24	.27	.51	(.25)	—		—	(.25)	7.85	6.83 [7,10]	—	[11]	1.55	[8,10]	1.54	[8,10]	6.19	[8,10]
12/31/2022	9.30	.45	(1.65)	(1.20)	(.43)	—		(.08)	(.51)	7.59	(12.80)[10]	—	[11]	1.57	[10]	1.55	[10]	5.85	[10]
12/31/2021	10.15	.40	(.85)	(.45)	(.34)	—		(.06)	(.40)	9.30	(4.42)[10]	—	[11]	1.54	[10]	1.52	[10]	4.26	[10]
12/31/2020	9.94	.45	.20	.65	(.14)	—		(.30)	(.44)	10.15	7.08 [10]	—	[11]	1.62	[10]	1.57	[10]	4.73	[10]
12/31/2019	9.35	.58	.62	1.20	(.33)	(.03)		(.25)	(.61)	9.94	13.11 [10]	—	[11]	1.56	[10]	1.52	[10]	5.94	[10]
12/31/2018	10.38	.56	(1.04)	(.48)	(.53)	—	[9]	(.02)	(.55)	9.35	(4.76)[10]	—	[11]	1.64	[10]	1.57	[10]	5.63	[10]

Refer to the end of the table for footnotes.

36	American Funds Emerging Markets Bond Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Return of capital	Total dividends, distributions and return of capital	Net assets value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class R-2:
06/30/2023[5,6]	$7.59	$.24	$.27	$.51	$(.25)	$—		$—	$(.25)	$7.85	6.81%[7]	$2		1.57%[8]		1.56%[8]		6.17%[8]
12/31/2022	9.30	.45	(1.65)	(1.20)	(.43)	—		(.08)	(.51)	7.59	(12.84)	1		1.61		1.60		5.76
12/31/2021	10.15	.39	(.85)	(.46)	(.33)	—		(.06)	(.39)	9.30	(4.55)	2		1.65		1.65		4.11
12/31/2020	9.94	.43	.22	.65	(.14)	—		(.30)	(.44)	10.15	6.93	2		1.73		1.70		4.54
12/31/2019	9.35	.56	.62	1.18	(.32)	(.03)		(.24)	(.59)	9.94	12.90	1		1.73		1.70		5.74
12/31/2018	10.38	.55	(1.04)	(.49)	(.52)	—	[9]	(.02)	(.54)	9.35	(4.84)	1		1.70		1.64		5.67
Class R-2E:
06/30/2023[5,6]	7.59	.25	.27	.52	(.26)	—		—	(.26)	7.85	6.99 [7,10]	—	[11]	1.23	[8,10]	1.22	[8,10]	6.51	[8,10]
12/31/2022	9.30	.48	(1.65)	(1.17)	(.45)	—		(.09)	(.54)	7.59	(12.54)[10]	—	[11]	1.26	[10]	1.25	[10]	6.13	[10]
12/31/2021	10.15	.45	(.85)	(.40)	(.38)	—		(.07)	(.45)	9.30	(4.01)[10]	—	[11]	1.21	[10]	1.20	[10]	4.62	[10]
12/31/2020	9.94	.49	.21	.70	(.16)	—		(.33)	(.49)	10.15	7.56 [10]	—	[11]	1.46	[10]	1.39	[10]	5.12	[10]
12/31/2019	9.35	.58	.62	1.20	(.33)	(.03)		(.25)	(.61)	9.94	13.20	1		1.46		1.43		6.02
12/31/2018	10.38	.58	(1.04)	(.46)	(.55)	—	[9]	(.02)	(.57)	9.35	(4.51)	1		1.48		1.42		5.89
Class R-3:
06/30/2023[5,6]	7.59	.25	.27	.52	(.26)	—		—	(.26)	7.85	7.01 [7]	2		1.21	[8]	1.20	[8]	6.53	[8]
12/31/2022	9.30	.48	(1.65)	(1.17)	(.45)	—		(.09)	(.54)	7.59	(12.52)	2		1.24		1.23		6.11
12/31/2021	10.15	.43	(.85)	(.42)	(.36)	—		(.07)	(.43)	9.30	(4.19)	2		1.28		1.28		4.47
12/31/2020	9.94	.47	.21	.68	(.15)	—		(.32)	(.47)	10.15	7.38	2		1.31		1.29		5.02
12/31/2019	9.35	.60	.62	1.22	(.34)	(.03)		(.26)	(.63)	9.94	13.37	2		1.30		1.28		6.15
12/31/2018	10.38	.58	(1.04)	(.46)	(.55)	—	[9]	(.02)	(.57)	9.35	(4.52)	1		1.36		1.31		5.91
Class R-4:
06/30/2023[5,6]	7.59	.26	.27	.53	(.27)	—		—	(.27)	7.85	7.17 [7]	1		.91	[8]	.90	[8]	6.83	[8]
12/31/2022	9.30	.50	(1.65)	(1.15)	(.47)	—		(.09)	(.56)	7.59	(12.27)	1		.95		.95		6.37
12/31/2021	10.15	.46	(.85)	(.39)	(.39)	—		(.07)	(.46)	9.30	(3.91)	1		.99		.99		4.78
12/31/2020	9.94	.50	.21	.71	(.16)	—		(.34)	(.50)	10.15	7.69	1		1.02		1.00		5.35
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)		(.27)	(.66)	9.94	13.67	1		1.04		1.02		6.44
12/31/2018	10.38	.61	(1.04)	(.43)	(.58)	—	[9]	(.02)	(.60)	9.35	(4.26)	1		1.09		1.03		6.24
Class R-5E:
06/30/2023[5,6]	7.59	.27	.27	.54	(.28)	—		—	(.28)	7.85	7.29 [7]	1		.68	[8]	.67	[8]	7.06	[8]
12/31/2022	9.30	.51	(1.65)	(1.14)	(.48)	—		(.09)	(.57)	7.59	(12.08)	1		.74		.73		6.67
12/31/2021	10.15	.51	(.85)	(.34)	(.43)	—		(.08)	(.51)	9.30	(3.40)	1		.44		.44		5.32
12/31/2020	9.94	.55	.21	.76	(.18)	—		(.37)	(.55)	10.15	8.23	1		.49		.47		5.82
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)		(.28)	(.68)	9.94	14.05	—	[11]	.77		.75		6.81
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	—	[9]	(.02)	(.62)	9.35	(4.03)	—	[11]	.86		.76		6.90
Class R-5:
06/30/2023[5,6]	7.59	.28	.27	.55	(.29)	—		—	(.29)	7.85	7.33 [7]	1		.59	[8]	.58	[8]	7.15	[8]
12/31/2022	9.30	.53	(1.65)	(1.12)	(.49)	—		(.10)	(.59)	7.59	(11.98)	1		.63		.62		6.73
12/31/2021	10.15	.49	(.85)	(.36)	(.41)	—		(.08)	(.49)	9.30	(3.61)	1		.67		.67		5.09
12/31/2020	9.94	.53	.21	.74	(.17)	—		(.36)	(.53)	10.15	8.01	1		.73		.70		5.59
12/31/2019	9.35	.66	.62	1.28	(.38)	(.03)		(.28)	(.69)	9.94	14.01	1		.74		.71		6.73
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	—	[9]	(.02)	(.62)	9.35	(3.98)	—	[11]	.80		.74		6.54
Class R-6:
06/30/2023[5,6]	7.59	.28	.27	.55	(.29)	—		—	(.29)	7.85	7.35 [7]	111		.56	[8]	.55	[8]	7.16	[8]
12/31/2022	9.30	.53	(1.65)	(1.12)	(.49)	—		(.10)	(.59)	7.59	(11.95)	136		.60		.59		6.74
12/31/2021	10.15	.49	(.85)	(.36)	(.41)	—		(.08)	(.49)	9.30	(3.58)	194		.64		.64		5.12
12/31/2020	9.94	.54	.20	.74	(.17)	—		(.36)	(.53)	10.15	8.07	167		.67		.65		5.67
12/31/2019	9.35	.66	.62	1.28	(.38)	(.03)		(.28)	(.69)	9.94	14.07	173		.68		.66		6.80
12/31/2018	10.38	.64	(1.04)	(.40)	(.61)	—	[9]	(.02)	(.63)	9.35	(3.95)	157		.72		.66		6.69

Refer to the end of the table for footnotes.

American Funds Emerging Markets Bond Fund	37

Financial highlights (continued)

	Six months ended June 30, 2023[5,6,7]	Year ended December 31,
		2022	2021	2020	2019	2018
Portfolio turnover rate for all share classes[13]	31%	63%	52%	70%	54%	38%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from AFS and/or CRMC. During some of the years shown, AFS waived a portion of transfer agent services fees for Class F-3 shares. In addition, during some of the years shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes and/or reimbursed a portion of miscellaneous fees and expenses.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	Based on operations for a period that is less than a full year.
[6]	Unaudited.
[7]	Not annualized.
[8]	Annualized.
[9]	Amount less than $.01.
[10]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[11]	Amount less than $1 million.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

38	American Funds Emerging Markets Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2023, through June 30, 2023).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Emerging Markets Bond Fund	39

Expense example (continued)

	Beginning account value 1/1/2023	Ending account value 6/30/2023	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,071.34	$4.93	.96%
Class A – assumed 5% return	1,000.00	1,020.03	4.81	.96
Class C – actual return	1,000.00	1,067.43	8.71	1.70
Class C – assumed 5% return	1,000.00	1,016.36	8.50	1.70
Class T – actual return	1,000.00	1,073.13	3.29	.64
Class T – assumed 5% return	1,000.00	1,021.62	3.21	.64
Class F-1 – actual return	1,000.00	1,071.43	4.83	.94
Class F-1 – assumed 5% return	1,000.00	1,020.13	4.71	.94
Class F-2 – actual return	1,000.00	1,073.02	3.34	.65
Class F-2 – assumed 5% return	1,000.00	1,021.57	3.26	.65
Class F-3 – actual return	1,000.00	1,073.49	2.83	.55
Class F-3 – assumed 5% return	1,000.00	1,022.07	2.76	.55
Class 529-A – actual return	1,000.00	1,071.21	5.03	.98
Class 529-A – assumed 5% return	1,000.00	1,019.93	4.91	.98
Class 529-C – actual return	1,000.00	1,067.13	9.02	1.76
Class 529-C – assumed 5% return	1,000.00	1,016.07	8.80	1.76
Class 529-E – actual return	1,000.00	1,070.18	6.06	1.18
Class 529-E – assumed 5% return	1,000.00	1,018.94	5.91	1.18
Class 529-T – actual return	1,000.00	1,072.30	3.85	.75
Class 529-T – assumed 5% return	1,000.00	1,021.08	3.76	.75
Class 529-F-1 – actual return	1,000.00	1,072.22	3.90	.76
Class 529-F-1 – assumed 5% return	1,000.00	1,021.03	3.81	.76
Class 529-F-2 – actual return	1,000.00	1,072.99	3.34	.65
Class 529-F-2 – assumed 5% return	1,000.00	1,021.57	3.26	.65
Class 529-F-3 – actual return	1,000.00	1,072.95	3.24	.63
Class 529-F-3 – assumed 5% return	1,000.00	1,021.67	3.16	.63
Class R-1 – actual return	1,000.00	1,068.28	7.90	1.54
Class R-1 – assumed 5% return	1,000.00	1,017.16	7.70	1.54
Class R-2 – actual return	1,000.00	1,068.15	8.00	1.56
Class R-2 – assumed 5% return	1,000.00	1,017.06	7.80	1.56
Class R-2E – actual return	1,000.00	1,069.93	6.26	1.22
Class R-2E – assumed 5% return	1,000.00	1,018.74	6.11	1.22
Class R-3 – actual return	1,000.00	1,070.06	6.16	1.20
Class R-3 – assumed 5% return	1,000.00	1,018.84	6.01	1.20
Class R-4 – actual return	1,000.00	1,071.70	4.62	.90
Class R-4 – assumed 5% return	1,000.00	1,020.33	4.51	.90
Class R-5E – actual return	1,000.00	1,072.85	3.44	.67
Class R-5E – assumed 5% return	1,000.00	1,021.47	3.36	.67
Class R-5 – actual return	1,000.00	1,073.34	2.98	.58
Class R-5 – assumed 5% return	1,000.00	1,021.92	2.91	.58
Class R-6 – actual return	1,000.00	1,073.50	2.83	.55
Class R-6 – assumed 5% return	1,000.00	1,022.07	2.76	.55

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

40	American Funds Emerging Markets Bond Fund

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2024. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included) and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through September 30, 2022. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by

American Funds Emerging Markets Bond Fund	41

CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that CRMC bears the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of a number of large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

42	American Funds Emerging Markets Bond Fund

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American Funds Emerging Markets Bond Fund	43

Office of the fund
6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	American Funds Emerging Markets Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or refer to the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Emerging Markets Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Emerging Markets Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2023, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity-focused funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2022.
[2]	Based on Class F-2 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.
[3]	Based on Class F-2 share results as of December 31, 2022. Sixteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our mutual fund management fees were in the lowest quintile 62% of the time, based on the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS EMERGING MARKETS BOND FUND

By __/s/ Kristine M. Nishiyama____________________
Kristine M. Nishiyama, Principal Executive Officer

Date: August 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By __/s/ Kristine M. Nishiyama_____
Kristine M. Nishiyama, Principal Executive Officer

Date: August 31, 2023

By ___/s/ Becky L. Park __________
Becky L. Park, Treasurer and Principal Financial Officer

Date: August 31, 2023